COMMON STOCK                          [LOGO]                        COMMON STOCK
                                       DMD
                            DENTAL/MEDICAL DIAGNOSTIC
                                  SYSTEMS, INC.
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 24873K 20 8


     THIS CERTIFIES THAT




IS THE RECORD HOLDER AT

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF

                     DENTAL MEDICAL DIAGNOSTIC SYSTEMS, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:


       /s/ Illegible Signature     [SEAL]       /s/ Illegible Signature
              Treasurer                                  Chairman



COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                                TRANSFER AGENT AND REGISTRAR
                                                   AUTHORIZED SIGNATURE



AMERICAN BANK NOTE COMPANY            APRIL 7, 1997 dt
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807
(582) ILLEGIBLE
(FAX) (862) 426-7450

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN OQM -- as tenants in common             UNIF GIFT MIN ACT --               Custodian
TEN ENT -- as tenants by the entities                           --------------           ----------------
JT TEM  -- as joint tenants with right of                            (Guard)                  (Minor)
          survivorship and not as tenants                       Under Uniform Gifts to Minors
          in common                                             Act
                                                                     ------------------------------------
                                                                               (state)
                                                 UNIF TRF ACT --     _________Custodian (under age)_____)
                                                                      (Cust)
                                                                     _____________under Uniform Transfers
                                                                       (Minor)
                                                                     to Minors Act______________________
                                                                                    (State)






        Additional abbreviations may also be used though not in the above list


    FOR VALUE RECEIVED, _____________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OR ASSIGNEE

  /                                     /
 /                                     /


_______________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________


                                            X ______________________________________________________

                                            X ______________________________________________________
                                  NOTICE:        THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAMED AS WRITTEN UPON
                                                 THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT
                                                 OR ANY CHANGE WHATEVER.






SIGNATURE(S) GUARANTEED


BY ______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 1761B.


                   [STAMP]

    AMERICAN BANK NOTE COMPANY    APRIL 7, 1997
    3504 ATLANTIC AVENUE
    SUITE 12
    LONG BEACH, CA 90507          04992BK
    (882) 99902333
    (FAX) (652) 426-7450            NEW